UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2022

RENOVARE ENVIRONMENTAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36843	46-2336496
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977

(Address of principal executive offices)

Registrant’s telephone number, including area code: 845-262-1081

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RENO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On March 17, 2022, Renovare Environmental, Inc. (the "Registrant") posted on its website an Investor Presentation regarding the intended acquisition of Biorenewable Technologies, Inc and Harp Electrical Engineering Limited, which the Registrant may use for upcoming meetings with investors and other interested parties. The presentation is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein. Additionally, the Registrant has posted the slide presentation in the Investor Presentations section of its Investor website at http://investors.biohitechglobal.com/investor-Presentation. Information obtained or linked to the foregoing website shall not be deemed to be included in this Current Report on Form 8-K.

The furnishing of the attached presentation is not an admission as to the materiality of any information therein. The information contained in the slides is summary information that is intended to be considered in the context of more complete information included in the Registrant’s filings with the U.S. Securities and Exchange Commission (the “Commission” ) and other public announcements that the Registrant has made and may make from time to time by press release or otherwise. The Registrant undertakes no duty or obligation to update or revise the information contained in this Current Report on Form 8-K except to the extent required by applicable law, although the Registrant may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the Commission, through press releases or through other public disclosures. For important information about forward looking statements, see the slide titled “ Safe Harbor” in Exhibit 99.1 attached hereto. This information should be read in conjunction with the risk factors and other information contained in the Registrant’s filings with the Commission.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the presentation attached as Exhibit 99.1 to this Current Report shall not be incorporated by reference into any filing with the SEC made by the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

This Form 8-K and the Exhibit contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Registrant’s control. These statements are also based on many assumptions and estimates and are not guarantees of future performance. These statements may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Renovare Environmental, Inc. to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Renovare Environmental, Inc. assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Our actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation those set forth as "Risk Factors" in our filings with the Commission. There may be other factors not mentioned above or included in the Renovare Environmental’s Commission filings that may cause actual results to differ materially from those projected in any forward-looking statement. Renovare Environmental, Inc. assumes no obligation to update any forward-looking statements as a result of new information, future events or developments, except as required by securities laws.

Item 9.01. Financial Statements and Exhibits.

Number	Description
99.1	Renovare Investor Presentation – Harp Acquisition – March 2022
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2022	RENOVARE ENVIRONMENTAL, INC.

	By:	/s/ Brian C. Essman
		Name:	Brian C. Essman
		Title:	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)